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                     SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549


                                   FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934




                                                           January 11, 1994
Date of Report (Date of earliest event reported):  . . . . . . . . . . . . .



                      SAN DIEGO GAS & ELECTRIC COMPANY
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
           (Exact name of registrant as specified in its charter)



      CALIFORNIA                       1-3779                    95-1184800
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(State or other jurisdiction of      (Commission            (I.R.S. Employer
incorporation or organization)       File Number)        Identification No.)



101 ASH STREET, SAN DIEGO, CALIFORNIA                                 92101
 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Address of principal executive offices)                         (Zip Code)



                                                             (619) 696-2000
Registrant's telephone number, including area code . . . . . . . . . . . . .




 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
(Former name or former address, if changed since last report.)

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Item 5.  Other Events

On April 1, 1994, Jack Thomas will retire from SDG&E as President. SDG&E Chairman and CEO Thomas A. Page will assume the title of President. Additional information is included in the attached press release.


Item 7.  Financial Statements and Exhibits

(c)  Exhibits

28.1  January 11, 1994 San Diego Gas & Electric Company Press Release



                               SIGNATURE



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                  SAN DIEGO GAS & ELECTRIC COMPANY
                                             (Registrant)


                              By:              /s/ F. H. Ault
                                   -----------------------------------------
                                   F. H. Ault, Vice President and Controller